Exhibit 99.1

                                  CERTIFICATION
     Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


In connection with the accompanying report on Form 10-KSB for the period ended March 31, 2003, and filed with the Securities and Exchange Commission on the date hereof (the report), John Robinson, hereby certifies that:

1. The report fully complies with the requirements of Section 13a or 15d of the Securities Exchange Act of 1934; and

2. The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.



John Robinson
John Robinson, Chief Executive Officer